Prospectus Supplement

September 16, 2010

Supplement dated September 16, 2010 to The Universal Institutional Funds, Inc. Prospectus dated April 30, 2010 of:

International Magnum Portfolio (the "Portfolio") (Class I)

The Universal Institutional Funds, Inc. (the "Fund")

The Board of Directors of the Fund (the "Board"), at a meeting held on June 17-18, 2010, was informed of an upcoming change to the Portfolio's portfolio management team and approved various changes to the Portfolio, including (i) changing the Portfolio's name, (ii) changing the Portfolio's investment objective, (iii) changing the Portfolio's principal investment strategies, and corresponding risks as appropriate, and (iv) changing the Portfolio's primary benchmark. Because a change to the Portfolio's investment objective requires stockholder approval, the Board approved such changes contingent upon receiving stockholder approval of the change in investment objective.

At a Special Meeting of Stockholders of the Portfolio held on September 16, 2010, stockholders of record approved the change in the Portfolio's investment objective. As a result, is it expected that, effective on or about October 29, 2010, (i) the Portfolio's name will be changed to the Global Tactical Asset Allocation Portfolio, (ii) the Portfolio's investment objective will be changed to total return, (iii) changes to the Portfolio's principal investment strategies and corresponding risks will be implemented and (iv) the Portfolio's primary benchmark will be changed to the MSCI All Country World Index. In addition, it is expected that, effective on or about October 29, 2010, the Portfolio's portfolio management team will consist of members of the Global Macro and Asset Allocation team of the Fund's adviser, Morgan Stanley Investment Management Inc., and the Fund's sub-advisers, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company. The Global Macro and Asset Allocation team is led by Henry McVey. The Global Macro and Asset Allocation team analyzes investment opportunities from a broad global macro perspective, focusing on global thematic allocations based on asset class, sector, regional, country and currency considerations.

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Effective immediately, the section of the Prospectus entitled "Fund Management—Portfolio Management" is hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Asset Allocation team and the individual Investment Teams. The teams consist of portfolio managers and analysts. Mark A. Bavoso and Henry McVey are the members of the Asset Allocation team primarily responsible for the day-to-day management of the Portfolio. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. McVey has been associated with the Adviser in an investment management capacity since June 2009. Mr. McVey was a portfolio manager for Fortress Investment Group LLC from September 2007 to May 2009. Prior to September 2007, Mr. McVey worked as the Chief U.S. Investment Strategist for Morgan Stanley.

Members of the Investment Teams primarily responsible for individual security selection for the Portfolio include James Cheng, a Managing Director of MSIM Company, and Matthew Leeman, a Managing Director of MSIM Limited.

Mr. Cheng has been associated with MSIM Company in an investment management capacity since August 2006. Prior to August 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Leeman has been associated with MSIM Limited in an investment management capacity since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change from time to time.

Please retain this supplement for future reference.

  UIFIMSPT 9/10

Statement of Additional Information Supplement

September 16, 2010

The Universal Institutional Funds, Inc. (the "Fund")

Supplement dated September 16, 2010 to The Universal Institutional Funds, Inc. Statement of Additional Information dated April 30, 2010

With respect to the International Magnum Portfolio, the section of the Statement of Additional Information entitled "Portfolio Managers—Other Accounts Managed by Portfolio Managers at December 31, 2009 (unless otherwise indicated):" is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Mark Bavoso	16	$1.7 billion	1	$88.3 million	0		$0
James Cheng	14	$6.5 billion	8	$4.0 billion	32	(4)	$11.6 billion(4)
Matthew Leeman	13	$400.0 million	5	$439.7 million	2		$116.2 million
Henry McVey	5	$322.9 million	1	$88.3 million	16	(14)	$3.3 billion(14)

(4)  Of these other accounts, six accounts with a total of approximately $2.2 billion in assets, had performance-based fees.

(14)  Of these other accounts, four accounts with a total of approximately $1.5 billion in assets, had performance-based fees.

Portfolio and Portfolio Managers	Portfolio Holdings

International Magnum

Mark Bavoso	None
James Cheng	None
Matthew Leeman	None
Henry McVey	None

Please retain this supplement for future reference.